UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2010
Campbell Global Trend Fund, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-166321	27-1412568

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
c/o Campbell & Company, Inc.
2850 Quarry Lake Drive
Baltimore, Maryland 21209
(Address of principal executive offices)
(410) 413-2600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 1, 2010, Campbell & Company, Inc., the General Partner of Campbell Global Trend Fund, L.P. (the “Fund”) and the Limited Partners of the Fund executed the Second Amended Limited Partnership Agreement (“Agreement”) of the Fund.
The amendments to the Agreement affect Sections 16.1(b) and 16.2 and relate primarily to the procedure by which the General Partner may make future amendments to the Agreement and notification to the Limited Partners. A copy of amended Agreement is attached.
Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Description
4.1	Second Amended Limited Partnership Agreement of Campbell Global Trend Fund, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPBELL GLOBAL TREND FUND, L.P.
By:	Campbell & Company, Inc.
General Partner

By:	/s/ Thomas P. Lloyd
Thomas P. Lloyd
General Counsel

November 2, 2010